                                                                    Exhibit 10.1
                              AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made and entered into as of the 7th day of September, 1996, by and between Cabot Noble, Inc., a Delaware corporation ("Buyer"), SUPERVALU INC., a Delaware corporation ("SVU"), and Supermarket Operators of America, Inc., a Delaware corporation and a wholly owned subsidiary of SVU ("Seller") and is amended and restated as of this 9th day of October, 1996 (this "Agreement").

                                    RECITALS

A. ShopKo, Inc., a Minnesota corporation ("ShopKo"), Phar-Mor, Inc., a Pennsylvania corporation ("Phar-Mor"), and Buyer have entered into a certain Agreement and Plan of Reorganization dated as of September 7, 1996 as amended and restated as of October 9, 1996, pursuant to which the existing shareholders of ShopKo, (including Seller) and Phar-Mor will exchange their shares of ShopKo common stock and Phar-Mor common stock, respectively, for shares of the common stock of Buyer (the "Reorganization Agreement"). (Shares of Buyer common stock received by Seller pursuant to the Reorganization (as defined in the Reorganization Agreement) are referred to as the "Shares".)

B. As an integral part of the Reorganization, Seller agrees to sell, and Buyer agrees to purchase for the price and on the terms hereinafter set forth, the Purchased Shares (as hereinafter defined).

                                   AGREEMENTS

     NOW, THEREFORE, in order to implement said sale and purchase, and in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     SECTION 1.  DEFINITIONS.

     1.1 DEFINED TERMS. As used herein, the following terms shall have the following meanings:

          CLOSING shall have the meaning set forth in Section 2.4.

          CLOSING DATE shall have the meaning set forth in Section 2.3.

          INDEMNIFIED PARTY AND INDEMNIFYING PARTY shall have the meanings set forth in Section 7.2 of this Agreement.

          LIEN shall mean with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim or restriction of any kind in respect of such property or asset. For purposes of this Agreement, any restriction or limitation with respect to a security or other ownership interest (including any restriction on the right to vote, sell or otherwise dispose of such security or ownership interest) shall constitute a "Lien" thereon. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale relating to such property or asset.

          PERSON shall mean an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or agency or instrumentality thereof.

          PURCHASE PRICE shall have the meaning set forth in Section 2.2 of this Agreement.

          PURCHASED SHARES shall mean that number of Shares received in exchange for 13,258,500 shares of ShopKo Common Stock.

          REGISTRATION RIGHTS AGREEMENT shall mean that certain registration rights agreement to be executed and delivered at Closing, substantially in the form attached as Exhibit C.

          SHORT-TERM PROMISSORY NOTE shall mean that certain promissory note to be issued by Buyer to Seller at the Closing, to mature on January 31, 1997, substantially in the form attached hereto as Exhibit A.

          STOCK PLEDGE AGREEMENT shall mean that certain stock pledge agreement to be executed and delivered at Closing, substantially in the form attached hereto as Exhibit B.

     1.2  OTHER DEFINITIONAL PROVISIONS.  For purposes of this Agreement, the
          -----------------------------
following additional rules of construction shall apply:

          (a) All capitalized terms used herein and not defined herein shall have the meaning set forth in the Reorganization Agreement.

          (b) Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; and

          (c) The term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary.

     SECTION 2.  PURCHASE AND SALE OF PURCHASED SHARES.

     2.1  SALE OF  PURCHASED SHARES.
          -------------------------

          Subject to the provisions of this Agreement, at the Closing, Seller shall sell, and Buyer shall purchase, the Purchased Shares.

     2.2  PURCHASE PRICE
          --------------

          The purchase price for the Purchased Shares (the "Purchase Price") shall be $223,594,526, payable to Seller at the Closing as follows:

          (a) Cash in the amount of $183,194,526 by wire transfer of immediately available funds, to a bank account designated to Buyer in writing at least two (2) business days prior to the Closing; and

          (b) The Short-Term Promissory Note in a principal amount equal to $40,400,000.

     2.3  TIME AND PLACE OF CLOSING.  Closing shall be held at the offices of
          -------------------------
Swidler & Berlin, Chartered, 3000 K Street, N.W., Washington, D.C., on the Effective Date of the Reorganization (the "Closing Date").

     2.4  THE CLOSINGS.  At the closing ("Closing"):
          -----------

          (a) Seller shall deliver to Buyer certificates representing the Purchased Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Buyer;

          (b) Buyer shall pay to Seller the cash portion of the Purchase Price and shall deliver to Seller the Short-Term Promissory Note all as set forth in Section 2.2 hereof;

          (c) Seller and Buyer shall each execute and deliver the Stock Pledge Agreement and any other documents and instruments contemplated thereby;

          (d) Seller and Buyer shall execute and deliver the Registration Rights Agreement and any other documents and instruments contemplated thereby; and

          (e) Buyer shall deliver to Seller a certificate or certificates representing that number of Purchased Shares pledged pursuant to the Stock Pledge Agreement.

     2.5  FURTHER ASSURANCES.   From and after the Closing Date, Buyer, SVU and
          ------------------
Seller shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, documents, instruments, transfers, conveyances, discharges, releases, assurances and consents as Buyer, SVU or Seller may, from time to time, reasonably request to confirm, perfect and evidence the transfers and transactions contemplated by this Agreement and the Stock Pledge Agreement.

     SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SELLER AND SVU.

     In order to induce Buyer to enter into this Agreement, Seller and SVU hereby, jointly and severally, represent and warrant to Buyer that the following statements are true, correct and complete as of the date on which made and will be true, correct and complete as of the Closing Date.

     3.1  INCORPORATION; AUTHORIZED SHARES.  Each of Seller and SVU is a
          --------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     3.2  SHARES.  As of the date of this Agreement, Seller is the owner of
          ------
14,731,667 ShopKo Common Shares. As of the Closing, Seller will be the record owner, and Seller and SVU will be the beneficial owners, of the Purchased Shares, free and clear of all Liens. Other than this Agreement, the Registration Rights Agreement, the Stock Pledge Agreement, and the Reorganization Agreement, there are no agreements relating to the issuance, sale, or transfer of the Purchased Shares or otherwise regarding the Purchased Shares.

     3.3  AUTHORITY OF SELLER.  Each of Seller and SVU has the power to execute,
          -------------------
deliver, and perform this Agreement and Seller has the power to execute, deliver and perform the Stock Pledge Agreement. Each of Seller and SVU has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Stock Pledge Agreement, and has full corporate power to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and the Stock Pledge Agreement, in each case, to the extent that Seller or SVU is a party hereto or thereto. The execution and delivery of this Agreement and the Stock Pledge Agreement and consummation of the transactions set forth herein and therein have been duly authorized by its respective board of directors and no other proceedings on its part are necessary to authorize the execution, delivery and performance of the Agreement or the Stock Pledge Agreement or the transactions contemplated herein or therein.

     3.4  BINDING EFFECT.  This Agreement constitutes the legal, valid and
          --------------
binding obligation of Seller and SVU enforceable against Seller and SVU in accordance with its terms, and the Stock Pledge Agreement will constitute, when duly executed and delivered in accordance with its terms, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, in each case, subject to bankruptcy, insolvency and similar laws of general application affecting rights and remedies of creditors and other obligees and to general equitable principles.

     3.5  NONCONTRAVENTION.   Neither the execution and delivery of this
          ----------------
Agreement by SVU and Seller nor the execution and delivery of the Stock Pledge Agreement by Seller, nor the consummation of any of the transactions contemplated hereby or thereby, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of such party under, any of the terms, conditions or provisions of the respective certificate of incorporation or by-laws of such party or any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or instrument to which it is a party or to which it or its properties may be subject, or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to such party.

     3.6  INVESTMENT INTENT.  Seller is acquiring the Short-Term Promissory Note
          -----------------
for its own account, for investment and without any present view to making a public offering or distribution of the same. Neither Seller nor SVU shall resell, transfer or dispose of the Short-Term Promissory Note in violation of the Securities Act of 1933, as amended, or applicable state securities laws.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     In order to induce Seller and SVU to enter into this Agreement, Buyer hereby represents and warrants to Seller and SVU that the following statements are true, correct and complete as of the date on which made and will be true, correct and complete as of the Closing Date.

     4.1  ORGANIZATION, OWNERSHIP, ETC., OF BUYER.  Buyer is a corporation duly
          ---------------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     4.2  AUTHORITY OF BUYER.  Buyer has the power to execute, deliver, and
          ------------------
perform this Agreement, the Stock Pledge Agreement and the Registration Rights Agreement. Buyer has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Stock Pledge Agreement, and the Registration Rights Agreement and has full corporate power to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement, the Stock Pledge Agreement and the Registration Rights Agreement. The execution and delivery of this Agreement, the Stock Pledge Agreement, and the Registration Rights Agreement and consummation of the transactions set forth herein and therein have been duly authorized by its board of directors and no other proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement, the Stock Pledge Agreement, or the Registration Rights Agreement or the transactions contemplated herein or therein.

     4.3  BINDING EFFECT.  This Agreement constitutes and, when executed and
          --------------
delivered in accordance with its terms, the Stock Pledge Agreement and the Registration Rights Agreement will constitute, the legal, valid, and binding obligations of Buyer enforceable against it in accordance with its terms, in each case, subject to bankruptcy, insolvency and similar laws of general application affecting rights and remedies of creditors and other obligees and to general equitable principles.

     4.4  VALID ISSUANCE.  The Short-Term Promissory Note, when issued and
          --------------
delivered against delivery of the Shares as provided herein, will be duly authorized and validly issued and will constitute the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general application affecting rights and remedies of creditors and other obligees and to general equitable principles.

     4.5  NONCONTRAVENTION.   Neither the execution and delivery of this
          ----------------
Agreement, the Stock Pledge Agreement, or the Registration Rights Agreement by Buyer, nor the consummation of any of the transactions contemplated hereby or thereby, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien (other than that created by the Stock Pledge Agreement) upon any of the properties or assets of Buyer under, any of the terms, conditions or provisions of Buyer's certificate of incorporation or by-laws, or any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or instrument to which it is a party or to which it or its properties may be subject, or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to Buyer.

     SECTION 5.  CONDITIONS TO OBLIGATIONS OF SELLER AND SVU.

     The obligations of Seller and SVU to proceed to Closing shall be subject to the fulfillment (or waiver by Seller and SVU), on or prior to the Closing Date, of each of the following conditions:

          (a) The representations and warranties of Buyer contained herein shall have been true and correct when made and shall be true and correct as of the Closing Date; and Buyer shall have performed and complied with all agreements, covenants and obligations hereunder which by the terms hereof are to be performed or complied with on or before such Closing Date;

          (b) All corporate and other proceedings of Buyer in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be reasonably satisfactory in substance and form to Seller, SVU and their counsel, and Seller and SVU and their counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested;

          (c) The Reorganization shall have been consummated pursuant to the Reorganization Agreement; and

          (d) The Registration Rights Agreement shall have been executed and delivered by Buyer

     SECTION 6.  CONDITIONS TO OBLIGATIONS OF BUYER.

     The obligation of Buyer to proceed to Closing shall be subject to the fulfillment (or waiver by Buyer), on or prior to the Closing Date, of each of the following conditions:

          (a) The representations and warranties of Seller and SVU contained herein shall have been true and correct when made and shall be true and correct as of the Closing Date; and Seller and SVU shall have performed and complied with all agreements, covenants and conditions hereunder which by the terms hereof are to be performed or complied with on or before such Closing Date;

          (b) All corporate and other proceedings of Seller and SVU in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be reasonably satisfactory in substance and form to Buyer and its counsel, and Buyer and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested;

          (c) The Reorganization shall have been consummated pursuant to the Reorganization Agreement; and

          (d) Buyer shall have received a financing commitment or other reasonable assurances from one or more underwriters, placement agents or other financing sources (on terms and conditions reasonably acceptable to each of Buyer, Phar-Mor and ShopKo) that Buyer (together with its Subsidiaries from and after the Effective Date) may obtain financing of at least $75 million, and all documents and deliveries necessary to consummate such financing shall be completed at or before Closing and held in escrow pending the Effective Date.

     SECTION 7.  INDEMNIFICATION.

     7.1  RIGHT TO INDEMNIFICATION.

          Seller and SVU, jointly and severally, hereby indemnify, hold harmless and agree to reimburse, Buyer from and against any and all claims, losses, damages, costs (including, without limitation, court costs and attorneys' fees), expenses and liabilities (collectively, "Claims") suffered, incurred, or sustained by Buyer on account of any misrepresentation, breach of warranty, or nonfulfillment of any agreement on the part of SVU or Seller under this Agreement. Buyer hereby indemnifies, holds harmless and agrees to reimburse SVU and Seller from and against any and all Claims suffered, incurred or sustained by SVU or Seller on account of any misrepresentation, breach of warranty, or nonfulfillment of any agreement on the part of Buyer under this Agreement.

     7.2 RIGHT TO CONTEST. Before being required to make any payment pursuant to Section 7.1 hereof, Seller and SVU, on the one hand, or Buyer, on the other hand, whichever is the indemnifying party (the "Indemnifying Party"), may, at its expense, elect to undertake and control the defense of, and take all necessary steps properly to contest any claim, liability or action in respect thereof involving third parties or to prosecute such contest or action to conclusion or settlement satisfactory to the party to be indemnified (the "Indemnified Party"), subject to the consent of the Indemnified Party. The Indemnified Party shall notify the Indemnifying Party of any claims to indemnification involving third parties it may wish to assert pursuant to
Section 7.1 hereof as soon as reasonably practicable; thereafter, the Indemnified Party shall, at the expense of the Indemnifying Party, cooperate fully with the Indemnifying Party in the conduct of any such contest or action. If the Indemnifying Party does not make such election, it shall be bound by whatever result is obtained by the Indemnified Party respecting such third party matter.

     SECTION 8.  TERMINATION; BREACH.

     8.1 TERMINATION. In the event the Reorganization Agreement is terminated pursuant to Section 6.1 of the Reorganization Agreement, then this Agreement shall terminate simultaneously therewith and neither party shall have any further obligation hereunder; provided, however, that nothing in this section shall release any party hereto from liability for any breach of this Agreement.

     8.2 BREACH. The parties agree and understand that the transactions contemplated herein are material parts of and integral to the Reorganization and that, in the event a party breaches its obligations hereunder, monetary damages may be insufficient to compensate the other party. Accordingly, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the other party shall be entitled to all remedies available at law or in equity (including the remedies of injunction or specific performance.)

     SECTION 9.  MISCELLANEOUS.

     9.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein shall survive Closing.

     9.2 NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides for evidence of receipt to the parties at the following addresses or telecopier numbers (or at such other address, or telecopy number for a party as shall be specified by like notice):

          If to SVU or Seller, to:

               11840 Valley View Road
               Eden Prairie, MN 55440
               Attn: General Counsel

          with a copy to:

               Elliott Stein, Esq.
               Wachtel, Lipton, Rosen and Katz
               51 West 52nd Street
               New York, NY   10019

          If to Buyer, to:

               3000 K Street, N.W.
               Suite 105
               Washington, D.C. 20007-5116
               Attn: Robert Haft, Chairman of the Board

          with a copy to:

               Morris F. DeFeo, Jr., Esq.
               Swidler & Berlin, Chartered
               3000 K Street, N.W.
               Washington, D.C. 20007-5116

     9.3 INTERPRETATION. When reference is made in this Agreement to Exhibits or Sections, such reference shall be to an Exhibit to or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     9.5 ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein), together with the Reorganization Agreement, constitute all of the agreements with respect to the subject matter set forth herein and supersede all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     9.6 SEVERABILITY; SAVINGS. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law; provided, that if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     9.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

     9.8 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto, whether by operation of law or otherwise, without the express prior written consent of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, legal representatives and permitted assigns.

     9.9 AMENDMENT. This Agreement may be amended only by a written instrument signed by Buyer, Seller and SVU.

                        [Signatures Appear on Next Page]

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized as of the date first above written.

                                  SuperValu Inc.

                                  By:
                                     -------------------------------------------
                                     Name:  Jeffrey Girard
                                     Title: Executive Vice President



                                  Supermarket Operators of America, Inc.

                                  By:
                                     -------------------------------------------
                                     Name:  Jeffrey Girard
                                     Title: President


                                  Cabot noble, inc.


                                  By:
                                     ------------------------------------------
                                     Name:  Robert M. Haft
                                     Title: Chairman of the Board and
                                            Chief Executive Officer

                                                                       Exhibit C

                              REGISTRATION  RIGHTS
                                   AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of ________, 1996 by Cabot Noble, Inc. a Delaware corporation (the "Company"), and the Persons (as defined herein) listed on the signature pages hereto who execute this Agreement and for the benefit of any Eligible Transferees (as defined herein).

     WHEREAS, the Company, ShopKo Stores, Inc., a Minnesota corporation ("ShopKo"), and Phar-Mor, Inc., a Pennsylvania corporation ("Phar-Mor") have entered into that certain Agreement and Plan of Reorganization, dated as of September 7, 1996, as amended and restated as of October 9, 1996 (the "Reorganization Agreement"), pursuant to which the existing shareholders of ShopKo and Phar-Mor shall exchange their shares of ShopKo common stock and Phar-Mor common stock, respectively, for shares of the Company's Common Stock (the "Reorganization");

     WHEREAS, the Company, SUPERVALU INC., a Delaware corporation ("SuperValu"), and Supermarket Operators of America, Inc., a Delaware corporation and wholly owned subsidiary of SuperValu ("SOA"), have entered into that certain Stock Purchase Agreement dated as of September 7, 1996, as amended and restated as of October 9, 1996 (the "Stock Purchase Agreement"); and

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing under the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereby agree as follows:

SECTION 1.   DEFINITIONS.

     The terms set forth below are used herein as so defined:

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act.

     "Company" means Cabot Noble, Inc., a Delaware corporation.

     "Effective Date" means the date the Reorganization becomes effective, as set forth in the Reorganization Agreement.

     "Eligible Transferee" means (a) any transferee, in a single transaction of all, but not less than all, of the Registrable Shares held by a Holder (including Holders that are themselves Eligible Transferees) on the date of such transfer, and (b) SuperValu or any subsidiary of SuperValu.

     "Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Expiration Date" means the second anniversary of the Effective Date.

      Rider 2-A
      ---------

      "Form S-4" means the Registration Statement on Form S-4 filed by the Company with the Commission that includes the joint proxy statement/prospectus to be distributed to shareholders of Phar-Mor and Shopko in connection with the Reorganization.


     "Holders" means the holders of Registrable Shares named on the signature pages of this Agreement and the Eligible Transferees.

     "Indemnified Person" has the meaning assigned to that term in Section 9(a) hereof.

     "Inspectors" has the meaning assigned to that term in Section 7(e) hereof.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     "Participating Holder" means any Holder that has Registrable Shares registered for sale pursuant to a Registration Statement.

     "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, or other entity.

     "Records" has the meaning assigned to that term in Section 7(e) hereof.

     "Registrable Shares" means the shares of the Company's Common Stock issued pursuant to the Reorganization to the Holders party hereto and held by the Holder from time to time. A share of Common Stock will cease to be a Registrable Share when (a) a Registration Statement covering a Registrable Share has been declared effective by the Commission and such share has been disposed of by the Holder pursuant to such effective Registration Statement, (b) such share is transferred to a Person other than an Eligible Transferee, (c) such share is held by the Company or one of its subsidiaries or otherwise ceases to be outstanding, or (d) such share may be traded without restriction pursuant to paragraph (k) of Rule 144, if applicable.

     "Registration Expenses" has the meaning assigned that term in Section 8 hereof.

     "Registration Statement" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.


     "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Selling Holder" means a Holder who is selling Registrable Shares pursuant to a Registration Statement under this Agreement.

     "Shelf Registration" has the meaning assigned to that term in Section 2(a) of this Agreement.

SECTION 2.   SHELF REGISTRATION.

     (a) Rider 3-A The Company shall cause the Form S-4, at the time it is
         ---------
declared effective, to contain a form of prospectus that can be used by the holders to effect sales of Registrable Shares on a delayed basis after the Effective Time and shall use its reasonable best efforts to cause, except as otherwise provided for herein, such Form S-4, or as it may be subsequently amended to be a registration statement on Form S-3(the "Shelf Registration"), to be available for resales of Registrable Shares for a period expiring on the Expiration Date. This Agreement shall constitute the consent of each Holder to the inclusion of such Holder's Registrable Shares in the Shelf Registration upon its effectiveness, except with respect to those Registrable Shares the Holder of which notifies the Company in writing no later than thirty (30) days following the Effective Date that it does not want to be included in the Shelf Registration.

     (b) The Company agrees that, if necessary, the Company will promptly supplement or make amendments to the Shelf Registration, if required by the registration form utilized by the Company for such Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder or as reasonably requested by a Participating Holder in connection with any material change in the information provided by such Participating Holder and the Company agrees to furnish to the Participating Holders, on request, copies of any supplements or amendments. The Company will pay all Registration Expenses in connection with such Shelf Registration or any supplements or amendments thereto, whether or not it becomes effective. The Shelf Registration may include securities other than Registrable Shares.

     (c) In connection with any underwritten offering of Registrable Shares under the Shelf Registration, the Company shall have the right, with the consent of the Holders of a majority in interest of the Registrable Shares to be offered pursuant to such distribution (which consent shall not be unreasonably withheld), to designate an investment banker to act as managing underwriter with respect to such offering.


SECTION 3.  [Intentionally Omitted.]


SECTION 4.  SUSPENSION OF EFFECTIVENESS.

     Nothing herein, including the Company's obligation under Section 2, shall restrict its ability to suspend the effectiveness of the Shelf Registration at any time, for such reasonable period of time which the Company believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company. In addition, the Company shall not be required to keep the Shelf Registration effective, or may, without suspending such effectiveness, instruct the holders of Registrable Shares included in the Shelf Registration not to sell such shares, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

SECTION 5.   INCIDENTAL REGISTRATION RIGHTS.

     (a) If the Company, at any time prior to the Expiration Date, proposes to register any Common Stock under the Securities Act (other than pursuant to Section 2 of this Agreement or pursuant to a registration statement on a form exclusively for the sale or distribution of securities by the Company to employees of the Company or its subsidiaries or for use exclusively in connection with a business combination) whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Shares, it will give prompt written notice to all Holders of the Company's intention to effect such a registration and include in such registration all Registrable Shares with respect to which the Company has received written notice for inclusion therein within 20 days after the date of the Company's notice; provided that:

         (i) if, at any time after giving written notice of its intention to register any shares and, prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such shares, the Company may, at its election, give written notice of such determination to each Holder requesting inclusion therein, and, thereupon, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not of its obligation to pay the Registration Expenses in connection therewith);

         (ii) if such registration shall be in connection with an underwritten public offering and the managing underwriter shall advise the Company in writing that in its opinion the number of shares requested to be included in such registration exceeds the number of such securities which can be sold in such offering or would have an adverse impact on the price of such securities, the Company shall include in such registration (A) first, the securities the Company proposes to sell and, if such registration includes an underwritten secondary registration on behalf of holders of the Company's securities exercising demand registration rights, the securities requested to be included therein by such holders requesting such registration, in such proportions as the Company shall determine, and (B) second, the number (if any) of other securities of the Company (including, without limitation, Registrable Shares) requested to be included pursuant to any incidental registration rights which in the opinion of such underwriter can be sold (and if, in the opinion of such underwriter, some but not all of such securities may be so included, all holders of Common Stock requested to be included therein shall share pro rata in the number of shares of Common Stock included in such underwritten public offering on the basis of the number of shares of Common Stock requested to be included therein); and

         (iii) the number of shares requested to be sold by the Holders is not less than 2% of the outstanding Common Stock or the total Registrable Shares if less.

     (b) If any Registration pursuant to this Section 5 is an underwritten primary offering, the Company shall have the right to select the managing underwriter to administer such offering.

SECTION 6.   HOLDBACK AGREEMENT.

     (a) In the event of an underwritten public distribution of Common Stock under a Registration Statement, whether or not Registrable Shares are included, each Holder agrees not to effect any public sale or distribution of Common Stock (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by the Company in a written notice duly given to the Holders in accordance with Section 11(b), which period shall commence approximately 14 days prior to the effective date of any such post-effective amendment to the Shelf Registration or filing of such prospectus supplement, as the case may be, or the commencement of such underwritten public distribution of Common Stock under a Registration Statement and shall continue for up to 104 consecutive days.

     (b) The foregoing provisions shall not apply to any Holder to the extent such Holder is prohibited by applicable law from agreeing to withhold from sale.

SECTION 7.   REGISTRATION PROCEDURES.

     Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Agreement, the Company shall, as expeditiously as possible, at its own expense:

     (a) prepare and file with the Commission a Registration Statement on the appropriate form with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to each Selling Holder, copies of such Registration Statement and such other documents as proposed to be filed (including copies of any document to be incorporated by reference therein), and thereafter furnish to such Selling Holder such number of copies of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), in each case at the written request of the Selling Holder, including all exhibits thereto, the prospectus included in such registration statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the Commission, and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Selling Holder;

     (b) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions within the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(b),
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (c) notify each Selling Holder of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Selling Holder, the Company shall prepare a supplement or amendment to such prospectus (and, in the case of any post-effective amendment, use its reasonable best efforts to have such amendment declared effective by the Commission) so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment;

     (d) in connection with an underwritten public offering, enter into customary agreements (including, if requested, an underwriting agreement), reasonably satisfactory in form and substance to the Company, and take such other actions in connection therewith as the Holders of at least a majority in interest of the Registrable Shares being sold or the underwriter shall reasonably request in order to consummate the disposition of such Registrable Shares;

     (e) make available for inspection during business hours on reasonable advance notice by any Selling Holder of such Registrable Shares, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other professional retained by any such Selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Shares further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give written notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records it deemed confidential. Each Selling Holder of such Registrable Shares further agrees that information obtained by it as a result of such inspections which is deemed confidential by the Company shall not be used by it, and it shall cause each of its Inspectors not to use such confidential information, as the basis for any market transactions in securities of the Company or for any purpose other than any due diligence review with respect to decisions regarding such Selling Holder's investment in the Registrable Shares, unless and until such information is made generally available to the public;

     (f) in the event such sale is pursuant to an underwritten offering, use its best efforts to obtain (i) a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such financial and accounting matters of the type customarily covered by comfort letters as the Selling Holders of a majority in interest of the Registrable Shares being sold or the managing underwriter reasonably request, and (ii) an opinion or opinions from counsel for the Company, addressed to the underwriters, covering the matters customarily covered in opinions given by counsel in similar transactions; and

     (g) notify the Selling Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

     The Company may require each Selling Holder of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding the Selling Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. Each Selling Holder agrees, by its acquisition of Registrable Shares and its acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Selling Holder not materially misleading.

          Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 7(c), (g)(ii) or
(g)(iii) hereof, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(c) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(c) hereof to and including the date when each Holder of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 7(c) hereof

SECTION 8.   REGISTRATION EXPENSES.

     All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares) and listing on any national securities exchange or exchanges which listing may be sought, with filings required to be made with the National Association of Securities Dealers, Inc., printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any (i) underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares, (ii) fees and expenses of any counsel, accountants, or other persons retained or employed by the Holders or underwriters (other than the reasonable fees and expenses (of which the Company shall only be obligated to pay up to an aggregate maximum of $15,000) of one counsel for Participating Holders of Registrable Shares included in the Registration Statement, which counsel shall be selected by a majority in interest of the Participating Holders included in the Registration Statement), or (iii) transfer taxes, if any.

SECTION 9.   INDEMNIFICATION; CONTRIBUTION

     (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Shares, its officers, directors, partners and agents and each Person, if any, who controls such Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and judgments (including, the reasonable legal expenses incurred in connection with any action, suit or proceeding) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a registration hereunder or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or (ii) any violation by the Company of any federal state or common law rule or regulation applicable to the Company and relating to action or inaction required by the Company in connection with any such registration; provided, however, that the Company shall not be liable for any losses, claims, damages, liabilities or judgments arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein, or by any Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendment or supplement thereto after being furnished with a sufficient number of copies thereof by the Company.

     (b) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnified Person in respect of which indemnity may be sought from the Company, such Indemnified Person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of all reasonable expenses. Such Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Company has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Company, and such Indemnified Person shall have been advised in writing by the counsel employed by the Company in accordance with the provisions of this Section 9(b) that there may exist a conflict of interest between such Indemnified Person and the Company with respect to such claim (in which case, if such Indemnified Person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Person and any other Indemnified Persons, which firm shall be designated in writing by a majority of such Indemnified Persons). The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent, but if settled with its written consent, or if there be a final, unappealable judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Persons from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     (c) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SHARES. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any Registration Statement or prospectus or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors, officers or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its directors, officers or agents or such controlling person shall have the rights and duties given to such Selling Holder by the preceding Section 9(b).

     (d) CONTRIBUTION. If the indemnification provided for in this Section 9 is unavailable to or unenforceable by the Company or the Indemnified Persons in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportions as is appropriate to reflect the relative fault of the Company and the Indemnified Persons in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities and judgments, as well as any other relevant equitable considerations (including the relative fault and indemnification or contribution obligations of other relevant parties). The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Indemnified Persons agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 10.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

     No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) agrees to pay such Person's pro rata portion of all underwriting discounts, commissions and fees.

SECTION 11.  MISCELLANEOUS.

     (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the Registrable Shares. Notwithstanding the foregoing, (i) if a waiver or consent to departure from the provisions hereof does not adversely affect the rights of all of the Holders, the Company shall not be required to obtain the consent of any such Holder not adversely affected thereby, and (ii) if such waiver or consent to departure relates exclusively to the rights of Holders whose Registrable Shares are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other Holders, such waiver or consent to departure may be given by Holders of a least a majority in interest of the Registrable Shares being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be delivered personally or by first-class mail, telecopier or overnight courier:

         (i) if to a Holder of Registrable Shares, at the most current address set forth on the books of the Company, and

         (ii) if to the Company, initially at Cabot Noble, Inc., Suite 105, 3000 K Street, N.W., Washington, D.C. 20007-5116, Attention:
              General Counsel, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(b), with a copy to Morris F. DeFeo, Jr. , Esq. , Swidler & Berlin, Chartered, 3000 K Street, N.W., Washington, D.C. 20007-5116.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail (postage prepaid), if mailed; upon receipt of a telecopy confirmation sheet, if telecopied; and on the day delivered if sent by an air courier guaranteeing overnight delivery.

     (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and, to the extent set forth herein, the assigns of each of the parties, including without limitation and without the need for an express assignment, Eligible Transferees.

     (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof

     (f) GOVERNING LAW. This Agreement shall be governed by and construed under and interpreted in accordance with the internal laws of the state of Delaware, without regard to conflicts of law principles.

     (g) CONSENT TO JURISDICTION SERVICE OF PROCESS. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement shall be brought in any state or Federal Court of competent jurisdiction in the State of Delaware, and by execution and delivery of this Agreement each party hereto accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the applicable address provided in Section 11(b), such service being hereby acknowledged by each party hereto to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect.

     (h) SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any such provision in any other jurisdiction.

     (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (j) EFFECTIVENESS. This Agreement shall become effective on the Effective

Date.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first written above.

                         COMPANY:

                              CABOT NOBLE,  INC.


                              By: _________________________
                                  Name:
                                  Title:


                         HOLDERS:

                              SUPERMARKET OPERATORS OF AMERICA, INC.


                              By: _________________________
                                  Name:
                                  Title: